Exhibit 10.3

AMENDMENT NO. 1 TO SECOND AMENDED AND RESTATED

SECURITY AGREEMENT AND COLLATERAL ASSIGNMENT

THIS AMENDMENT NO. 1 TO SECOND AMENDED AND RESTATED SECURITY AGREEMENT AND COLLATERAL ASSIGNMENT (this “Amendment No. 1”) dated as of September 28, 2004, is made and entered into by UNIVERSAL STAINLESS & ALLOY PRODUCTS, INC., a Delaware corporation (the “Debtor”), and PNC BANK, NATIONAL ASSOCIATION, a national banking association (the “Secured Party”), and amends that certain Second Amended and Restated Security Agreement and Collateral Assignment dated as of January 30, 1998 (such Second Amended and Restated Security Agreement and Collateral Assignment herein referred to as the “Existing Security Agreement”), made by and between the Debtor and the Secured Party.

WITNESSETH:

WHEREAS, the Debtor and the Secured Party have entered into that certain Second Amended and Restated Credit Agreement dated as of January 30, 1998, as amended prior to the date hereof (such Credit Agreement, as so amended, herein referred to as the “Existing Credit Agreement”), pursuant to which PNC BANK, NATIONAL ASSOCIATION, as lender, has established for the Debtor a revolving credit, letter of credit issuance and term loan facility, all on the terms and conditions set forth in the Existing Credit Agreement;

WHEREAS, the Debtor and the Secured Party have entered into that certain Eighth Amendment to Second Amended and Restated Credit Agreement (the “Eighth Amendment to Credit Agreement”) dated as of September 28, 2004, pursuant to which the Secured Party has agreed to increase the Revolving Credit Commitment to the maximum available amount at any one time outstanding of $15,000,000.00 and to certain other amendments to the Existing Credit Agreement, all on the terms and conditions set forth in the Eighth Amendment to Credit Agreement (the Existing Credit Agreement, as amended by the Eighth Amendment to Credit Agreement, as the same may be further supplemented, amended, modified or restated from time to time, is herein referred to as the “Credit Agreement”);

WHEREAS, the Debtor has heretofore executed and delivered to the Secured Party, the Existing Security Agreement in order to secure the payment in full, without limitation, of certain indebtedness and other obligations, including without limitation the payment of and performance of the Obligations of the Debtor pursuant to the terms of the Existing Credit Agreement and the other Loan Documents;

WHEREAS, the Debtor desires to amend the Existing Security Agreement as set forth herein to, among other things, amend, supplement and confirm the description of the indebtedness and other obligations secured by the Existing Security Agreement, as amended hereby;

WHEREAS, the security granted in, and pursuant to, the Existing Security Agreement shall continue as security for the indebtedness and other obligations secured by the Existing Security Agreement, as amended by this Amendment No. 1; and the Existing Security Agreement, as amended hereby, shall continue to remain in full force and effect (the Existing

Security Agreement, as amended by this Amendment No. 1, and as it may be further amended, modified, extended, supplemented or restated from time to time, the “Security Agreement”); and

WHEREAS, the Debtor and the Secured Party each desire to amend the Existing Security Agreement in accordance with the terms and provisions of this Amendment No. 1.

NOW, THEREFORE, in consideration of the premises (each of which is incorporated herein by reference) and the mutual promises and the mutual covenants made herein and in the Existing Security Agreement and other valuable consideration, the receipt and sufficiency of which is hereby acknowledged, and with the intent to be legally bound hereby, the parties hereto agree as follows:

ARTICLE I

AMENDMENTS TO ORIGINAL SECURITY AGREEMENT

Section 1.01 Definitions and Certain Conventions. (a) Terms defined in the Credit Agreement and not otherwise expressly defined in this Amendment No. 1 or in the Existing Security Agreement, as amended hereby, are used herein and in the Existing Security Agreement, as amended hereby, as defined in the Credit Agreement.

(b) From and after the date hereof, references to all capitalized terms used in the Existing Security Agreement, as amended hereby, and not otherwise defined in the Existing Security Agreement, as amended hereby, shall be deemed to be references to such terms as amended or otherwise modified in connection with the Credit Agreement and this Amendment No. 1.

(c) Whenever required by the context of this Amendment No. 1, the singular shall include the plural, and vice-versa; and the masculine gender shall include the feminine and neuter genders, and vice-versa.

Section 1.02 Amendment to WHEREAS CLAUSES of the Existing Security Agreement. The first WHEREAS CLAUSE to the Existing Security Agreement is hereby amended and restated to read as follows:

WHEREAS, pursuant to a Second Amended and Restated Credit Agreement dated as of January 30, 1998, by and between the Debtor, as the borrower, and the Secured Party, as the lender, as amended through that certain Eighth Amendment to Second Amended and Restated Credit Agreement dated as of September 28, 2004, by and between the Debtor, as the borrower, and the Secured Party, as the lender (such Second Amended and Restated Credit Agreement, as so amended, and all exhibits and schedules attached thereto, together with all further amendments, modifications, supplements, extensions, renewals, substitutions and replacements thereto and thereof, is referred to herein as the “Credit Agreement”), the Secured Party has agreed to make available to the Debtor a revolving credit/letter of credit facility in an aggregate principal amount not to exceed $15,000,000.00, and a Term Loan in the principal amount of

$15,000,000.00, which Indebtedness will be evidenced by the Third Amended and Restated Revolving Credit Note dated September 28, 2004 in the face amount of $15,000,000.00 and the Term Note dated January 30, 1998 in the face amount of $15,000,000.00, respectively (collectively, the “Notes”), with interest to be accrued on each as more fully set forth in the Credit Agreement and each to be repaid at the times and places and in the manner set forth in the Credit Agreement, and containing other terms and provisions as set forth in the Credit Agreement and such Notes; and

ARTICLE II

SUPPLEMENTAL SECURITY INTEREST

Section 2.01 Grant of Security Interest. In order to secure the prompt, full and complete performance of, and payment when due of, all of the Obligations (as such term is defined in the Credit Agreement), whether now existing or hereafter accruing, including without limitation the Obligations (whether now existing or hereafter accruing) of the Debtor under and pursuant to the Credit Agreement, the Notes and the other Loan Documents executed and delivered by the Debtor from time to time in connection with the Credit Agreement, as they may be amended, modified or supplemented from time to time, (including without limitation thereto, the obligation, liability and duty of the Debtor to repay the Notes), the Debtor hereby grants to the Secured Party, and its successors and assigns, a perfected and continuing Lien prior to all other Liens (except for Permitted Liens, but only to the extent permitted by the Credit Agreement) in, and does hereby convey, hypothecate, mortgage, pledge and assign to the Secured Party, and its successors and assigns, as collateral security therefore, each and all of the Debtor’s rights, titles, interests, estates, claims and demands in, to and under, or derived from, the Collateral (as such term is defined in the Existing Security Agreement), wherever located and whether now owned or existing or hereafter acquired, arising or created.

Upon the full discharge and satisfaction of the Obligations (including without limitation the payment in full of the Notes), the termination of the Revolving Credit Commitment, the cancellation of all Letters of Credit issued under and pursuant to the Credit Agreement, all rights herein assigned to the Secured Party hereunder shall terminate, and all estate, right, title and interest of the Secured Party in and to each and every one of the items of Collateral shall revert to the Debtor. Thereafter, the Secured Party shall file all requisite termination statements and do all such other acts as are reasonably required of it to evidence the termination of the security interest granted hereby

Section 2.02 Confirmation. The Debtor hereby confirms in all respects the grant of the security interest in the Collateral pursuant to the Existing Security Agreement. Except as expressly amended by this Amendment No. 1 and except (with respect solely to the representations and warranties contained in the Existing Security Agreement) as provided in Article III hereof, the Existing Security Agreement and all of the grants, assignments and pledges of liens and security interests made therein, and all of the rights, privileges, remedies, powers and immunities of the Secured Party contained therein and all of the other terms, conditions, representations, warranties, covenants and agreements set forth therein are hereby specifically ratified and confirmed by the Debtor and shall remain in full force and effect and shall be made and accepted as of the date of this Amendment No. 1 as well as at the time they were first made and accepted.

Without limiting the generality of the preceding paragraph of this Section 2.02, the Debtor hereby expressly acknowledges and agrees (i) that the terms “Obligations” as used in the Existing Security Agreement includes (as obligations, liabilities and indebtedness of the Debtor to the Secured Party secured by the Debtor pursuant to a pledge of its assets as described in the Existing Security Agreement), without limiting the definition of the term “Obligations” as defined in the Existing Credit Agreement, the due, complete and punctual payment, performance and observance by the Debtor, and its successors and assigns, of all of the terms, covenants, conditions, agreements and undertakings on the part of the Debtor to be performed or observed under the Eighth Amendment to Credit Agreement, and that certain Third Amended and Restated Revolving Credit Note dated September 28, 2004 in the face amount of $15,000,000.00 and drawn by the Borrower to the order of the Bank, (ii) that this Amendment No. 1, and this acknowledgments herein set forth, are executed and delivered for the benefit of the Secured Party, (iii) that the Secured Party may rely on the execution and delivery of this Amendment No. 1, and this acknowledgment herein set forth, in entering into the Eighth Amendment to Credit Agreement, increase the maximum amount of the Revolving Credit Commitment, and accepting the amended and restated Revolving Credit Note of the Borrower issued in connection with the Eighth Amendment to Credit Agreement and (iv) that the obligations, liabilities and indebtedness of the Debtor to the Bank secured by the Existing Security Agreement continue to be secured by the Existing Security Agreement as amended by this Amendment No. 1.

ARTICLE III

SUPPLEMENTAL REPRESENTATIONS

The Debtor hereby represents and warrants to the Secured Party, which representations and warranties shall survive the execution and delivery of this Amendment No. 1, as follows:

Section 3.01 Incorporation by Reference. The Debtor hereby incorporates herein by reference and repeats herein for the benefit of the Secured Party each of the representations and warranties made by the Debtor in the Existing Security Agreement and for purposes hereof such representations and warranties shall be deemed to extend to and cover this Amendment No. 1; and such representations and warranties shall be deemed to have been made and undertaken as of the date of this Amendment No. 1 as well as at the time they were first made and undertaken.

Section 3.02. Legal Authority. As an inducement to the Bank enter into the Eighth Amendment to Credit Agreement and to increase the Revolving Credit Commitment, the Borrower hereby represents and warrants that the Borrower is duly authorized to execute and deliver this Amendment No. 1; all necessary corporate action to authorize the execution and delivery of this Amendment No. 1 has been properly taken; and it is, and will continue to be, duly authorized to perform all of the other terms and provisions of this Amendment No. 1 and the Existing Security Agreement.

Section 3.03. Validity of this Amendment. As an inducement to the Bank to enter into the Eighth Amendment to Credit Agreement and to increase the Revolving Credit Commitment, the Borrower hereby represents and warrants that the execution and delivery of this Amendment No. 1 does not, and the performance by the Borrower of its obligations under this Amendment No. 1, the Existing Security Agreement, as amended hereby, and the other Loan Documents will not contravene any provision of law, of the Borrower’s certificate of incorporation, by-laws or other organizational documents or the provisions of any agreement to which the Borrower is a party or by which the Borrower is bound; this Amendment No. 1 constitutes the legal, valid and binding obligation of the Borrower enforceable in accordance with their respective terms, except as such enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium, fraudulent conveyance or other similar laws affecting the enforcement of creditors’ rights generally and except as such enforceability may be limited by the availability of equitable remedies.

ARTICLE IV

MISCELLANEOUS

Section 4.01 Counterparts. This Amendment No. 1 may be executed in any number of counterparts, and by the different parties hereto on separate counterparts, each of which when so executed and delivered shall be an original, but all of which together shall constitute one and the same instrument. Delivery of an executed counterpart of a signature page to this Amendment No. 1 by telecopier shall be as effective as delivery of a manually executed counterpart of this Amendment No. 1.

Section 4.02 Effective Date. From and after the date first above written, all references in the Existing Security Agreement to such Existing Security Agreement shall be deemed to be references to such Existing Security Agreement as amended hereby. To the extent that any term or provision of this Amendment No. 1 is or may be deemed expressly inconsistent with any term or provision of the Existing Security Agreement or any other Loan Document, the terms and provisions hereof shall control.

Section 4.03 References. All notices, communications, agreements, certificates, documents and other instruments executed and delivered after the execution and delivery of this Amendment No. 1 may refer to the Existing Security Agreement without making specific reference to this Amendment No. 1, but nevertheless all such references shall include this Amendment No. 1 unless the context requires otherwise.

Section 4.04 Continuation. Except as expressly amended hereby, the grants, conveyances and other transfers, and the covenants, conditions, agreements, terms and provisions, of the Existing Security Agreement are hereby confirmed and ratified and shall remain in full force and effect and shall be deemed to have been made and accepted as of the date of this Amendment No. 1 as well as at the time they were first made and accepted. This Amendment No. 1 shall be construed in connection with and as part of the Existing Security Agreement; and the Existing Security Agreement is hereby modified to include this Amendment No. 1. Nothing contained in this Amendment No. 1 shall be construed to release, cancel, terminate, postpone or otherwise impair the status, perfection date or priority of the liens and security interests created by the Existing Security Agreement to secure the payment and performance of the Obligations. All such liens and security interests created by the Existing Security Agreement shall continue to exist under the terms of the Existing Security Agreement as amended by this Amendment No. 1.

Section 4.05 Incorporation of Covenants. All of the covenants, conditions, agreements, terms, provisions, representations and warranties of the Existing Security Agreement which are not inconsistent with the covenants, conditions, agreements, terms, provisions, representations and warranties of this Amendment No. 1 are hereby incorporated herein by reference and made parts hereof. Each reference to the terms of Credit Agreement, Note(s), Security Agreement and Loan Document(s) in the covenants, conditions, agreements, terms, provisions, representations and warranties of the Existing Security Agreement which are incorporated herein shall be deemed to be a reference to such terms as heretofore and now amended, modified or supplemented (including as amended by this Amendment No. 1) and as one or more may be amended, modified or supplemented hereafter.

Section 4.06 Covenant to Perform. The Debtor will perform, observe and comply with each and everyone of the covenants, conditions, agreements, terms and provisions contained in this Amendment No. 1 and in the Existing Security Agreement, as amended by this Amendment No. 1, on the part of the Debtor to be performed, observed, or complied with, in accordance with the covenants, conditions, agreements, terms and provisions of this Amendment No. 1 and of the Existing Security Agreement, as amended by this Amendment No. 1.

Section 4.07 Binding Effect. The covenants, conditions, agreements, terms and provisions contained in this Amendment No. 1 and in the Existing Security Agreement as amended by this Amendment No. 1 shall bind, and the benefits thereof shall inure to, the respective successors and assigns of the Debtor and the Secured Party.

Section 4.08 Entire Agreement. This Amendment No. 1 contains the entire agreement between the parties hereto relating to the subject matter hereof; there are merged herein all prior representations, promises and conditions, whether oral or written, in connection with the subject matter hereof, and any representations, promises or conditions not incorporated herein shall not be binding upon the parties hereto.

Section 4.09 Severability. Whenever possible each provision of this Amendment No. 1 shall be interpreted in such manner as to be effective and valid under applicable law but if any provision of this Amendment No. 1 or any part of such provision shall be prohibited by or invalid under applicable law, such provision or part thereof shall be ineffective to the extent of such prohibition or invalidity without invalidating the remainder of such provision or the remaining provisions of this Amendment No. 1.

Section 4.10 Governing Law. THIS AMENDMENT NO. 1 AND THE RIGHTS AND OBLIGATIONS HEREUNDER SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE COMMONWEALTH OF PENNSYLVANIA WITHOUT REGARD TO OR GIVING EFFECT TO THE PRINCIPLES THEREOF REGARDING CONFLICTS OF LAW.

Section 4.11 Headings. The headings of this Amendment No. 1 are for purposes of reference only and shall not limit or otherwise affect the meaning thereof.

Section 4.12 Voluntary Actions. This Amendment No. 1 is freely and voluntarily given to the Secured Party by the undersigned Debtor without any duress or coercion after the undersigned Debtor has either consulted with counsel or been given an opportunity to do so, and the Debtor has carefully and completely read all of the terms and provisions of this Amendment No. 1.

Section 4.13 No Other Amendments. The amendments to the Existing Security Agreement set forth herein do not either implicitly or explicitly alter, waive or amend, except as expressly provided in this Amendment No. 1, the other provisions of the Existing Security Agreement. The amendments set forth herein do not waive, now or in the future, compliance with any other covenant, term or condition to be performed or complied with nor does it impair any rights or remedies of the Secured Party under the Existing Security Agreement with respect to any such violation.

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IN WITNESS WHEREOF, and intending to be legally bound hereby, the undersigned have duly executed this Amendment No. 1 to Second Amended and Restated Security Agreement and Collateral Assignment the date first above written.

WITNESS/ATTEST:		DEBTOR: UNIVERSAL STAINLESS & ALLOY PRODUCTS, INC., a Delaware corporation

By:	/S/ PAUL A. MCGRATH	By:	/S/ RICHARD M. UBINGER (SEAL)
	Name: Paul A. McGrath Title: Vice President Operations General Counsel and Secretary		Name: Richard M. Ubinger Title: Vice President Finance, Chief Financial Officer and Treasurer

BANK: PNC BANK, NATIONAL ASSOCIATION

		By:	/S/ DAVID B. GOOKIN
Name: David B. Gookin Title: Senior Vice President